UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 05, 2024

IGM Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39045	77-0349194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road
Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 965-7873

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 17, 2024, IGM Biosciences, Inc. (the Company or IGM) previously announced that the Company's exclusive worldwide collaboration agreement with Genzyme Corporation, a wholly owned subsidiary of Sanofi S.A. (Sanofi), to create and develop IgM agonist antibodies will now focus exclusively on immunology/inflammation targets (the Sanofi Refocusing). Following the Sanofi Refocusing, on May 8, 2024, the Company provided 2024 collaboration revenue guidance that assumed recognition in Q2 2024 of all deferred revenue associated with the three terminated oncology targets. As a result of subsequent accounting analysis, on July 5, 2024, the Company updated its 2024 collaboration revenue guidance as follows: the Company expects to recognize full year collaboration revenue of approximately $2 million, of which $1 million is expected to be recognized in the second quarter of 2024.

The collaboration revenue guidance above relates to the timing of the Company’s accounting recognition of the upfront $150 million payment received from Sanofi in 2022. As of March 31, 2024, approximately $4 million of the $150 million payment has been recognized as collaboration revenue since the inception of the collaboration agreement in March 2022. Following the Sanofi Refocusing, the remaining deferred revenue associated with the three terminated oncology targets now has been reallocated across the three immunology/inflammation targets. Total deferred revenue (approximately $146 million) is expected to be recognized as collaboration revenue over the research and development periods for each target based on the expected timing of work and costs incurred through the completion of Phase 1 clinical trials.

The prior 2024 collaboration revenue guidance provided on May 8, 2024, as well as this updated 2024 collaboration revenue guidance provided on July 5, 2024 will not impact the Company's cash balance or runway. The Company reaffirms its prior guidance that it expects to end 2024 with a balance of approximately $180 million in cash and investments and for the balance to enable it to fund its operating expenses and capital expenditure requirements into the second quarter of 2026. The Company also reaffirms its prior guidance that it expects full year 2024 GAAP operating expenses of $210 million to $220 million, including estimated non-cash stock-based compensation expense of approximately $40 million.

The information contained in this Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Such forward-looking statements are not based on historical fact and include, but are not limited to, IGM’s expectations regarding its financial position and guidance, including non-cash stock-based compensation expense, collaboration revenue (including the timing of recognizing such revenue), ending 2024 cash and investments and projected cash runway. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially, including but not limited to: IGM’s early stages of clinical drug development; risks related to the use of engineered IgM antibodies, which is a novel and unproven therapeutic approach; IGM’s ability to demonstrate the safety and efficacy of its product candidates; IGM's ability to successfully and timely advance its product candidates through clinical trials; IGM’s ability to enroll patients in its clinical trials; the potential for the results of clinical trials to differ from preclinical, preliminary, initial or expected results; the risk of significant adverse events, toxicities or other undesirable side effects; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of collaborations with third parties; IGM's ability to successfully manufacture and supply its product candidates for clinical trials; the potential impact of continuing or worsening supply chain constraints; the risk that all necessary regulatory approvals cannot be obtained; the potential market for IGM’s product candidates, and the progress and success of alternative therapeutics currently available or in development; IGM’s ability to obtain additional capital to finance its operations; uncertainties related to the projections of the size of patient populations suffering from the diseases IGM is targeting; IGM’s ability to obtain, maintain and protect its intellectual property rights; developments relating to IGM’s competitors and its industry, including competing product candidates and therapies; any potential delays or disruptions resulting from catastrophic events, including epidemics or other outbreaks of infectious disease; general economic and market conditions, including inflation; and other risks and uncertainties, including those more fully described in IGM’s filings with the Securities and Exchange Commission (SEC), including in IGM’s Annual Report on Form 10-K filed with the SEC on March 7, 2024, IGM’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2024, and any future reports IGM files with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and IGM specifically disclaims any obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGM BIOSCIENCES, INC.

Date:	July 5, 2024	By:	/s/ Misbah Tahir
Misbah Tahir Chief Financial Officer